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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 2, 2009

EMERALD ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52133	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 48 South Qingshui Road Laiyang City, Shandong 265200 People’s Republic of China
(Address of principal executive offices) (Zip Code)

+86 (535) 729-6152
 (Registrant’s telephone number, including area code)

c/o Nautilus Global Partners
700 Gemini, Suite 100, Houston, TX 77056
 (Former name or former address, if changed since last report)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Kristina L. Trauger, Esq. Yarona Y. Liang, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On November 2, 2009, Emerald Acquisition Corporation (“we” or the “Company”) entered into and closed on the second and final round (the “Second Closing”) of a private placement by raising $1,915,003 through the sale of investment units (the “Units”) at an offering price of $150,000 per unit pursuant to a Subscription Agreement (the “Subscription Agreement”) between the Company and certain investors (the “Investors”) named in the Subscription Agreement. Such private placement is exempt from registration under the Securities Act of 1933, as amended (the “Act”) in reliance on exemptions provided by Regulation D, Regulation S and Section 4(2) of the Act (the “Offering”). Each Unit sold in the Offering consists of fifty thousand (50,000) ordinary shares, par value $0.001 per share (the “Ordinary Shares”) and five-year warrants to purchase Twenty Five Thousand (25,000) of the Ordinary Shares of the Company, at an exercise price of $6.00 per share (the “Warrants”).  Together with the first closing on October 22, 2009, we raised an aggregate of $17,011,014 proceeds from the Offering.

Registration Rights

The issuance of the Units to the Investors was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Regulation D and Section 4(2) and/or Regulation S thereof and such other available exemptions. In connection with the Offering, we agreed to file a registration statement on Form S-1 (“Registration Statement”) within 30 days after the first closing on October 22, 2009 (“Required Filing Date”) and use our best efforts to have it declared effective within 180 days after such first closing to register (i) 100% of our Ordinary Shares issued in this Offering; (ii) 100% of the Ordinary Shares underlying the Warrants and Agent Warrants issued in this Offering (“Warrant Shares”) (collective, (the “Registrable Securities”).

If a Registration Statement covering the registration of the Registrable Securities is not filed with the Commission by the Required Filing Date, we shall issue 200,000 Ordinary Shares to the Investors, distributed pro rata, per calendar month, or portion thereof, up to a maximum of 1,000,000 Ordinary Shares of the Company.

In connection with filing the Registration Statement, if the Commission limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act, then the Company shall be entitled to exclude such disallowed Registrable Securities (the “Cut Back Shares”) on a pro rata basis among the Holders thereof.  The Company shall prepare, and, as soon as practicable but in no event later than the six months from the date the Company’s Registration Statement was declared effective, file with the SEC an additional Registration Statement (“Additional Registration Statement”) on Form S-1 covering the resale of all of the disallowed Registrable Securities not previously registered on an Additional Registration Statement hereunder.  No liquidated damages shall accrue on or as to any Cut Back Shares, and the required Filing Date for such additional Registration Statement including the Cutback Shares will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any SEC comments.

Compensations to Placement Agents.  Grandview Capital, Inc., the lead placement agent, and Rodman & Renshaw, LLC, the co-placement agent, acted as our placement agents (the “Placement Agents”) in connection with the Offering. For the placement agent services in connection with the Second Closing, we paid a cash commission equal to 7% of the aggregate gross proceeds of the Units sold and issued five-year warrants to purchase 63,834 Ordinary Shares, which equal 10% of the number of Ordinary Shares sold in the Second Closing, exercisable at any time at a price equal to $6.00 per share (“Agent Warrants”). We also agreed to indemnify the Placement Agents against certain liabilities, including liabilities under the Securities Act. The Agent Warrants will have registration rights identical to the registration rights afforded to the Investors of the Units.

The foregoing description of the transaction agreements contemplated in the Offering is qualified in its entirety by reference to the complete text of the exhibits attached hereto.  The terms of the Offering are more fully described in our Current Report on Form 8-K filed on October 27, 2009.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Subscription Agreements, on November 2, 2009, we issued to the investors at the Second Closing a total of 638,334 Ordinary Shares and five-year Warrants to purchase an aggregate of 319,168 Ordinary Shares of the Company, at an exercise price of $6.00 per share. Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under Regulation D and Section 4(2) of the Securities Act. We made this determination based on the representations of investors, which included, in pertinent part, that such shareholders were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our Ordinary Shares, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our Ordinary Shares may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Pursuant to the Second Closing, on November 2, 2009, we issued to the Placement Agents five-year warrants to purchase 63,834 Ordinary Shares at an exercise price of $6.00 per share. Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under Section 4(2) of the Securities Act. We made this determination based on the representations of the Placement Agents, which included, in pertinent part, that each of the Placement Agents were an “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that each of the Placement Agent was acquiring our Ordinary Shares for investment purposes for its own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that each of the Placement Agent understood that the our Ordinary Shares may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits

Exhibit No.	Description
4.1	Form of Warrant (1)
10.1	Fund Escrow Agreement, amongst the Company, Grandview Capital, Inc., Access America Fund, LP and American Stock Transfer & Trust Company as escrow agent, dated October 22, 2009 (1)
10.2	Investor Relations Escrow Agreement, amongst the Company, Grandview Capital, Inc., Access America Fund, LP and Anslow & Jaclin, LLP as escrow agent, dated October 22, 2009 (1)
10.3	Holdback Escrow Agreement, amongst the Company, Grandview Capital, Inc., Access America Fund, LP and Anslow & Jaclin, LLP as escrow agent, dated October 22, 2009 (1)
10.4	Going Public Escrow Agreement, amongst the Company, Grandview Capital, Inc., Access America Fund, LP and Anslow & Jaclin, LLP as escrow agent, dated October 22, 2009 (1)
10.5	Make Good Escrow Agreement, amongst the Company, Make Good Shareholder, Access America Fund, LP and Anslow & Jaclin, LLP as escrow agent, dated October 22, 2009 (1)
10.6	Lock-Up Agreement, by and between the Company and Lockup Stockholder, dated October 22, 2009 (1)

(1) Incorporated herein by reference to the Current Report on Form 8-K filed on October 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD ACQUISITION CORPORATION

Date: November 5, 2009	By:	/s/ Zhide Jiang
Zhide Jiang President and Chief Executive Officer